EXHIBIT 4.1

                                    (FRONT)

                                    SPECIMAN

                     RENAISSANCE ENTERTAINMENT CORPORATION

              INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO
                 AUTHORIZED: 50,000,000 SHARES, $.03 PAR VALUE

NUMBER                                                                    SHARES

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                               CUSIP 75966Q 20 5
THIS CERTIFIES THAT

IS THE OWNER OF

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.03 PAR VALUE, OF

                     RENAISSANCE ENTERTAINMENT CORPORATION

TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE DULY ENDORSED OR ASSIGNED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE LAWS OF THE STATE OF COLORADO, AND TO THE CERTIFICATE OF INCORPORATION AND BY-LAWS OF THE CORPORATION, AS NOW OR HEREAFTER AMENDED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT.

WITNESS, THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:



/s/                                     /s/
    PRESIDENT                               SECRETARY


                RENAISSANCE ENTERTAINMENT CORPORATION * COLORADO
                                 CORPORATE SEAL

COUNTERSIGNED:
CORPORATE STOCK TRANSFER, INC.
370 - 17TH STREET, SUITE 2350, DENVER, COLORADO 80202

BY:_______________________________________________
   TRANSFER AGENT AND REGISTRAR AUTHORIZED OFFICER



                                     (BACK)


                     RENAISSANCE ENTERTAINMENT CORPORATION
                         CORPORATE STOCK TRANSFER, INC.
                  TRANSFER FEE: $10.00 PER CERTIFICATE ISSUED


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN -- as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT -- __________________ Custodian for ___________
                       (Cust.)                         (Minor)
                    under Uniform Gifts to Minors
                    Act of ______________________________________
                                        (State)

    Additional abbreviations may also be used though not in the above list.

For value received ______________________ hereby sell, assign and transfer unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE
                     |------------------------------------|
                     |                                    |
                     |------------------------------------|
                Please print or type name and address of assignee

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--------------------------------------------------------------------------Shares

of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint
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Attorney to transfer the said stock on the books of the within named
Corporation, with full power of substitution in the premises.

Dated:______________________19___


SIGNATURE GUARANTEED:                        X__________________________________


                                             X__________________________________

         THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (Bank, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.